UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2008
Brandywine Realty Trust
Brandywine Operating Partnership, L.P.
(Exact name of registrant as specified in charter)

MARYLAND (Brandywine Realty Trust)	001-9106	23-2413352

DELAWARE (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
555 East Lancaster Avenue, Suite 100
Radnor, PA 19087
(Address of principal executive offices)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(i) Compensatory Arrangement and Employment Agreement
On January 15, 2008, the Compensation Committee of the Board of Trustees of Brandywine Realty Trust approved the entry into an employment letter agreement by the Company with one of our Named Executive Officers, Robert K. Wiberg, which agreement maintains his current annual base salary of $270,000. The employment letter agreement replaces Mr. Wiberg’s previous Employment Agreement dated November 1, 2005 which expired on January 5, 2008. The form of the employment letter agreement for Mr. Wiberg is attached to this Current Report on Form 8-K as Exhibit 10.1. The employment letter agreement provides for, among other things, that the effective date of the employment letter agreement will be January 6, 2008.
(ii) Change-in-Control Agreement
On January 15, 2008, the Compensation Committee of the Board of Trustees of Brandywine Realty Trust approved the entry into an agreement by the Company with one of our Named Executive Officers, Robert K. Wiberg. The agreement provides Mr. Wiberg with an entitlement to severance in certain limited circumstances. Under the agreement, if Mr. Wiberg’s employment terminates within a specified period of time following the date that the Company undergoes a “change in control” (as defined in the agreement), such period being 730 days from the date of the change of control, then Mr. Wiberg will be entitled to a severance payment in an amount based on a multiple of 2.0 times his salary and annual cash bonus. The agreement also provides for a comparable payment to or for the benefit of Mr. Wiberg (or his estate) if he dies or becomes disabled while employed by the Company. The form of agreement for Mr. Wiberg is attached to this Current Report on Form 8-K as Exhibit 10.2.
We have identified as a “Named Executive Officer” those of our current executive officers that were identified as Named Executive Officers in our 2007 Proxy Statement and those of our current executive officers that we expect to identify as Named Executive Officers in the 2008 Proxy Statement.

Item 9.01.	Financial Statements and Exhibits

Exhibits

10.1	Employment letter agreement with Robert K. Wiberg, our Executive Vice President and Senior Managing Director.

10.2	Change-In-Control And Severance Protection Agreement with Robert K. Wiberg, our Executive Vice President and Senior Managing Director.

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Employment letter agreement with Robert K. Wiberg, our Executive Vice President and Senior Managing Director.

10.2	Change-In-Control And Severance Protection Agreement with Robert K. Wiberg, our Executive Vice President and Senior Managing Director.

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust
By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

Brandywine Operating Partnership, its sole General Partner
By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

Date: January 22, 2008